                                                                   EXHIBIT 10.24


                              CONSULTING AGREEMENT


         This Agreement is entered into effective as of the 8th day of June, 2000, by and between REDLINE PERFORMANCE PRODUCTS, INC. (hereinafter the "COMPANY") and MAVERICK AND COMPANY BUSINESS SOLUTIONS, LTD. (hereinafter the "CONSULTANT").

                                    RECITALS

         The Company is in the business of developing, manufacturing, distributing and selling recreational vehicles. The Consultant is knowledgeable and experienced in sales, marketing and developing dealer networks. The Company seeks to obtain the services of the Consultant and the Consultant desires to be engaged by the Company, and each is willing to enter into this agreement (the "AGREEMENT"), all on the terms and subject to the conditions contained herein. All dollar amounts specified herein shall be in US dollars unless noted otherwise.

                                    AGREEMENT

         NOW, THEREFORE in consideration of the premises and the mutual covenants herein, the parties hereto agree as follows:

         1.) Engagement. The Company hereby engages the Consultant as an independent consultant and the Consultant hereby accepts the engagement upon the terms and conditions hereinafter set forth. The Consultant shall, from time to time, at such times as the Company's management may reasonably request, consult with, advise, assist and perform services for the Company, with respect to matters as to which the Consultant has special competence. In providing such consultation and other assistance under this Agreement the Consultant will use the Consultant's best efforts to provide the Company and its management with advice, assistance and instruction which is in the best interests of the Company and its business operations. The parties agree and understand that Consultant's services will be performed primarily from its location in Winnipeg, Manitoba and Consultant's employee will travel only to the extent reasonably necessary to perform its duties hereunder.

         2.) Description of Consulting Services. The Consultant shall assist the Company in developing a national and international network of dealers for the sale and distribution of the Company's products. Notwithstanding the foregoing sentence, Consultant will not have the authority or the right to sign any contract on behalf of or otherwise bind the Company.

         3.) Term. Except as otherwise provided in this Agreement, the obligations set forth hereunder shall commence on the date first set forth above and shall terminate: (a) upon the Consultant's willful failure to perform services in accordance with the terms of this Agreement, as and when determined by the Company or commission of fraud, misappropriate, embezzlement or other acts of dishonesty or conviction for any crime punishable as a felony or as a gross misdemeanor involving moral turpitude, which actions, in the judgment of the Company, have a material adverse effect upon Consultant's ability to perform the duties under this agreement; or (b) if this agreement is terminated by the Company for any reason, other than 3.(a) above, on or before December 31, 2003, Consultant will be provided with 4 months notice whereby only the monthly consulting fee, plus reasonable expenses, will be paid; if this agreement is terminated between January 1, 2004 and December 31, 2004, Consultant will be provided with 5 months notice whereby only the monthly consulting fee, plus reasonable expenses, will be paid; and if this agreement is terminated on January 1, 2005 or later, Consultant will be provided with 6 months notice whereby only the monthly consulting fee, plus reasonable expenses will be paid.

         4.) Compensation.

         (a) Consulting Fee. As compensation to the Consultant for services rendered by the Consultant to the Company hereunder, the Company shall pay the Consultant a consulting fee of Six Thousand Six Hundred Fifty Dollars ($6,650) per month. The consulting fee shall be payable to the Consultant not more than fifteen (15) days after the Company receives an invoice from the Consultant stating in reasonable detail the number of hours worked by the Consultant for the benefit of the Company.

         (b) Bonuses. The Consultant shall be eligible to receive annual bonuses when the Company is successful in meeting its goals and objectives in areas of which the Consultant has been contracted to assist. The annual bonus shall be subject to the terms of a bonus plan to be developed by the Company and Consultant once sufficient data is compiled and agreed upon.

         (c) Expense Reimbursement. The Consultant shall not be entitled to any expense reimbursement from the Company other than that which the Company, in its sole discretion, agrees in writing to reimburse.

         (d) Stock Options. Company will grant as of the effective date of this Agreement to Consultant stock options to purchase fifty thousand (50,000) of the Company's shares of common stock at an exercise price of One and 25/100 Dollars ($1.25) per share. The stock options shall be exercisable and vest in accordance with the terms of a separate stock option agreement to be entered into by Consultant and the Company.

         5.) Independent Contractor Status. The parties hereto agree that:

         (a) Independence. The Consultant, its employees and agents shall not be considered agents or employees of the Company for any purpose. The Consultant shall be an independent contractor. The Company shall not exercise any supervision over the Consultant in the performance of the Consultant's services hereunder, nor shall the Company require the Consultant's compliance with detailed orders or instructions. The Consultant, its employees and agents shall have no right or authority to assume or create any obligation or responsibility, express or implied, on behalf of or in the name of the



                                       2.

         Company, or to accept service of legal process addressed to or intended for the Company, or to bind the Company in any manner whatsoever. The Consultant shall indemnify and hold the Company harmless from any and all actions, proceedings, losses and costs arising from worker's compensation benefits payable on account of injury or death to the Consultant's agents or employees arising out of any activity during the course of performance of the consulting services provided for hereunder and claims for bodily injury or death or property loss or damage sustained by the Consultant or Consultant's agents or employees, except to the extent caused by the gross negligence or willful misconduct of the Company, its agents or employees.

         (b) Payment and Withholding Responsibility. The Consultant acknowledges that its employees and agents are not employees of the Company and that the Consultant is responsible for the payment of employment taxes, income tax withholding, employee benefits and other expenses which relate to the Consultant's employees. The Consultant hereby agrees to defend, indemnify and hold the Company harmless for any costs or expenses incurred or paid by the Company which arise from the Consultant's failure to make all such payments. Upon request therefor, the Consultant shall provide the Company with written evidence of payment of all applicable federal and state self-employment and income taxes (including, without limitation, FICA and social security).

         6.) Indemnification. The Consultant shall indemnify and hold the Company, its assignees, officers, directors, agents, or employees, harmless from any and all actions, proceedings, losses and costs (including, without limitation, reasonable attorneys' fees and other costs and expenses of litigation) which arise out of the negligence, recklessness or misconduct of the Consultant.

         7.) Inventions.

         (a) Consultant Original Works. The Consultant has identified on Schedule A, attached hereto and incorporated herein by reference, a complete list of all inventions or improvements which have been made or conceived or first reduced to practice by the Consultant alone or jointly with others prior to the date of this Agreement and which the Consultant desires to exclude from the operation of this Agreement. If there is no such list on Schedule A, the Consultant represents that the Consultant has made no such inventions or improvements at the time of signing this Agreement.

         (b) Definition of Inventions. The term "INVENTIONS" for purposes of this Agreement shall mean developments, designs, creations, code, improvements, original works of authorship, formulas, processes, know-how, techniques, inventions or other protectable proprietary information or developments, whether or not protection has been obtained or applied for under applicable laws.

         (c) Disclosure of Inventions. The Consultant hereby agrees to disclose promptly to the Company (or any persons designated by it) all
         Inventions: (i) which are made or conceived or reduced to practice by the Consultant, either alone or jointly with others,



                                       3.

         during the period of the Consultant's engagement by the Company under this Agreement, or which are reduced to practice during the period of twelve months following the termination of the Consultant's engagement, that relate to or are useful in the present or future business of the Company; or (ii) which result from tasks assigned the Consultant by the Company under this Agreement, or from the Consultant's use of premises or other resources owned, leased or contracted for by the Company.

         (d) Ownership of Inventions. The Consultant agrees that all Inventions described in Subsection 7(c) which the Company in its sole discretion determines to be related to or useful in its business or its research or development, or which result from work performed by the Consultant for the Company, shall be the sole and exclusive property of the Company and its assigns, and the Company and its assigns shall have the right to use or to apply for patents, copyrights or other statutory or common law protections for such Inventions in any and all countries. The Consultant further agrees to assist the Company in every proper way (but at the Company's expense) to obtain and from time to time enforce patents, copyrights and other statutory or common law protections for such Inventions in any and all countries. To that end, the Consultant will execute all documents for use in applying for and obtaining such patents, copyrights and other statutory or common law protections therefor and enforcing the same, as the Company may desire, together with any assignments thereof to the Company or to persons or entities designated by the Company. The Consultant's obligations under this Subsection 8(d) shall continue beyond the termination of the Consultant's engagement by the Company, but the Company shall compensate the Consultant at a reasonable rate after such termination for time actually spent by the Consultant at the Company's request in providing such assistance.

         (e) Works for Hire. The Consultant hereby acknowledges that all original works of authorship which are made by the Consultant (solely or jointly with others) within the scope of the Consultant's engagement which are protectable by copyright are "works for hire", as that term is defined in the United States Copyright Act (17 U.S.C. Section 101).

         (f) Power of Attorney. In the event the Company is unable, after reasonable effort, to secure the Consultant's signature on any document needed to apply for, obtain or enforce any intellectual property rights relating to any Invention with respect to which the Consultant has made an inventive contribution, whether because of the Consultant's unavailability, or physical or mental incapacity, or for any other reason whatsoever, the Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as the Consultant's agents and attorneys-in-fact to act for and in the Consultant's behalf and stead solely for and in connection with the execution and filing of any such documents with the same legal force and effect as if such acts were performed by the Consultant.

         8.) Disclosure of Company Confidential Information.

         (a) Definition of Confidential Information. For purposes of this Agreement, "CONFIDENTIAL INFORMATION" means any information that is not generally known to the



                                       4.

         public that relates to the existing or reasonably foreseeable business of the Company which has been expressly or implicitly protected by the Company or which, from all of the circumstances, the Consultant knows or has reason to know that the Company intends or expects the secrecy of such information to be maintained. Confidential Information includes, but is not limited to, information contained in or relating to pricing information, product designs, marketing plans or proposals, customer, accounting or financial information, know-how, trade practices, trade secrets and other proprietary information of the Company, whether written, oral or communicated in another type of medium, whether disclosed directly or indirectly, whether disclosed prior to or during the term of this Agreement, whether disclosed before or after the date of this Agreement, whether originals or copies, and whether or not legal protection has been obtained or sought under applicable law. The Consultant shall treat all such information as Confidential Information regardless of its source and whether or not marked as confidential.

         (b) Consultant Shall Not Disclose Confidential Information. The Company shall provide to the Consultant reasonable quantities of Confidential Information concerning the Company and the Company's business from time to time as requested by the Consultant. The Consultant will not, during the term of this Agreement or following the termination of this Agreement, use, show, display, release, discuss, communicate, divulge or otherwise disclose Confidential Information to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever, without the prior written consent or authorization of the Company.

         (c) Scope. The Consultant's covenant in the forgoing Subsection to not disclose Confidential Information shall not apply to information which, at the time of such disclosure, may be obtained from sources outside of the Company, its agents, lawyers or accountants, so long as those sources did not receive the information directly or indirectly as the result of the Consultant's actions.

         (d) Title. All documents or other tangible or intangible property relating in any way to the business of the Company which are conceived or generated by the Consultant or come into the Consultant's possession during the term of this Agreement shall be and remain the exclusive property of the Company and the Consultant agrees to return all such documents, and tangible and intangible property, including, but not limited to, all records, manuals, books, blank forms, documents, letters, memoranda, notes, notebooks, reports, data, tables, calculations or copies thereof, which are the property of the Company or which relate in any way to the business, customers, products, practices or techniques of the Company and all other property of the Company, including, but not limited to, all documents which in whole or in part contain any Confidential Information of the Company which in any of these cases are in the Consultant's possession or under the Consultant's control, to the Company upon the termination of this Agreement, or at such earlier time as the Company may request.

         (e) Compelled Disclosure. In the event a third party seeks to compel disclosure of Confidential Information by the Consultant by judicial or administrative process, the Consultant shall promptly notify the Board of Directors of the Company of such



                                       5.

         occurrence and furnish to such Board of Directors a copy of the demand, summons, subpoena or other process served upon the Consultant to compel such disclosure, and will permit the Company to assume, at its expense, but with the Consultant's cooperation, defense of such disclosure demand. In the event that the Company refuses to contest such a third-party disclosure demand under judicial or administrative process, or a final judicial order is issued compelling disclosure of Confidential Information by the Consultant, the Consultant shall be entitled to disclose such information in compliance with the terms of such administrative or judicial process or order.

         9.) Consultant Representations and Warranties.

         (a) No Breach of Prior Agreements. The Consultant represents and warrants that performance of the terms of this Agreement as a consultant of the Company does not and will not cause the Consultant to breach any agreement, commitment or understanding the Consultant has with any other party, whether formal or informal, to assign to such other party inventions the Consultant may hereafter make, or to keep in confidence proprietary information of such other party which the Consultant acquired or learned prior to the Consultant's engagement by the Company.

         (b) Proprietary Information of Others. The Consultant represents and warrants that the Consultant has not brought and will not bring to the Company, or use for the benefit of the Company, any materials or documents of a former employer (which, for purposes of this Section, shall also include persons, firms, corporations and other entities for which the Consultant has acted or is currently acting, as an independent contractor or consultant) that are not generally available to the public or to the trade, unless the Consultant has obtained written authorization from any such person or entity permitting the Consultant to retain and use said materials or documents. With respect to any materials or documents that the Consultant may bring to the Company for use in the course of the Consultant's engagement, the Consultant hereby further represents and warrants that the Consultant's use (or the Company's use) of such materials or documents will not violate the intellectual property rights of any former employer of the Consultant, or any other party.

         (c) Work Permits and Visas. Consultant has or will obtain all necessary work permits and visas necessary for it and its employees to perform its duties hereunder.

         10.) Subsequent Competition.

         (a) Customers and Suppliers. During the Consultant's engagement by the Company, and for a period of one year thereafter, the Consultant shall not, either directly or indirectly, either alone or in concert with others, solicit or entice or in any way divert any customer or supplier of the Company as of the date of any such termination, to do business with any business entity in competition with the Company, if the Consultant's knowledge of the identity of, and other pertinent information about, any such customer or supplier was learned by the Consultant in the course and scope of the Consultant's engagement by the Company, and could not otherwise be obtained from public sources or records.



                                       6.

         (b) Business. During the Consultant's engagement by the Company, the Consultant agrees not to plan or otherwise take any preliminary steps, either alone or in concert with others, to set up or engage in any business enterprise that would be in competition with the Company. For a period of one year after termination of the Consultant's engagement, the Consultant will not accept any employment or engage in any activities which the Company determines in good faith to be competitive with the Company, if the loyal and complete fulfillment of the duties of the Consultant's competitive employment or activities would inherently call upon the Consultant to disclose or use the contents of the Company's Confidential Information, or any portion thereof, which have been entrusted to the Consultant by the Company.

         (c) Nature of Restrictions. Nothing contained in this Agreement shall be construed to prevent the Consultant from engaging in a lawful profession, trade or business after the termination of the Consultant's engagement by the Company. This Agreement shall be construed only as one which prohibits the Consultant from engaging in acts which are unfair to the Company, and which are in violation of the confidence and trust reposed in the Consultant by the Company with respect to its Confidential Information and intellectual property.

         11.) Solicitation of Company Employees. During the Consultant's engagement by the Company, and for one year thereafter, the Consultant will not, directly or indirectly, alone or in concert with others, solicit any of the Company's employees for employment or other engagement by any other company which is, by any reasonable standard, in competition with the Company. The Consultant understands that the above restraint is necessary in order to reduce the risk that the Company's Confidential Information will be disclosed to and used by its competitors to its detriment.

         12.) Subsequent Notification. Upon the termination of the Consultant's engagement under this Agreement, the Consultant hereby authorizes the Company to notify any other party, including without limitation, the Consultant's future employers, future partners and customers of the Company, as to the existence of this Agreement, and the existence of the Consultant's covenants and responsibilities with respect to the Confidential Information entrusted to the Consultant hereunder.

         13.) Survival of Restrictive Covenants. The provisions of Sections 5, 6, 7, 8, 9, 10, 11 and 12 of this Agreement shall survive the expiration of the term of the Consultant's engagement hereunder, and shall be binding upon the Consultant following the termination of the Consultant's engagement under this Agreement.

         14.) Miscellaneous.

         (a) Nondisclosure of Agreement. The parties agree that this Agreement, and its terms and conditions, shall remain confidential and shall not be disclosed by the Consultant to any person except by order of a court of competent jurisdiction or with the written consent of the Company.

                                       7.

         (b) Entire Agreement; Modification. This Agreement constitutes the full and complete understanding and agreement of the parties with respect to the services to be provided by the Consultant to the Company, and supersedes any prior or contemporaneous understanding or agreement, whether written, oral or communicated in any other type of medium, between the parties relating thereto. No amendment or modification of any provision of this Agreement shall be binding unless made in writing and signed by the parties hereto.

         (c) Assignment. The rights and benefits of the Company and its permitted assigns under this Agreement shall be fully assignable and transferable to any other entity (subject to that entity's assumption of the obligations hereunder): (i) which is an affiliate of the Company, as that term is defined under federal securities law; or (ii) which is not an affiliate and with which the Company has merged or consolidated, or to which it may have sold substantially all its assets in a transaction in which it has assumed the liabilities of the Company under this Agreement. In the event of any such assignment or transfer, all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by or against the successors and assigns of the Company. This Agreement shall not be assignable by the Consultant without the prior written consent of the Company, but all obligations and agreements of the Consultant hereunder shall be binding upon and enforceable against the Consultant and Consultant's successors.

         (d) Notices. To be effective, all notices, consents or other communications required or permitted hereunder shall be in writing. A written notice or other communication shall be deemed to have been given hereunder: (i) if delivered by hand, when the notifying party delivers such notice or other communication to the other party; (ii) if delivered by facsimile or overnight delivery service, on the first business day following the date of such notice or other communication is transmitted by facsimile or timely delivered to the overnight courier; or (iii) if delivered by mail, on the third business day following the date such notice or other communication is deposited in the U.S. mail by certified or registered mail addressed to the other party. Mailed or faxed communications shall be directed as follows unless written notice of a change of address or facsimile number has been given in writing in accordance with this Section:

         If to the Company:                REDLINE PERFORMANCE PRODUCTS, INC.
                                           2520 Fortune Way
                                           Vista, California 92083
                                           ATTN:  Chris Rodewald
                                           Facsimile No. 760-598-0167

         If to the Consultant:             MAVERICK AND COMPANY BUSINESS
                                           SOLUTIONS, LTD.
                                           528 Laidlaw Boulevard
                                           Winnipeg, MB R3P0K9
                                           ATTN:  Robert Massey
                                           Facsimile No. 204-837-1223


                                       8.

         (e) Waiver. No waiver of any term, condition or covenant of this Agreement by a party shall be deemed to be a waiver of any subsequent breaches of the same or other terms, covenants or conditions hereof by such party.

         (f) Construction. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective or valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         (g) Titles. Titles to sections and subsections of this Agreement are solely for convenience and do not modify or interpret any provisions contained therein.

         (h) Representation by Counsel; Interpretation. The Company and the Consultant each acknowledge that they have been, or have had the opportunity to be, represented by legal counsel in connection with this Agreement and the matters contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties.

         (i) Arbitration. All disputes or claims arising out of or in any way relating to this Agreement shall be submitted to and determined by final and binding arbitration under the rules of the American Arbitration Association. Arbitration proceedings may be initiated by the Company or the Consultant upon notice to the other and to the American Arbitration Association, and shall be conducted by three arbitrators under the rules of the American Arbitration Association in Minneapolis, Minnesota or such other location mutually agreed upon by the parties; provided, however, that the Company and the Consultant may agree following the giving of such notice to have the arbitration proceedings conducted with a single arbitrator. The notice must describe, in general, the issues to be resolved in any such arbitration proceeding. The arbitrators shall be selected by agreement of the Company and the Consultant from a list of ten or more arbitrators proposed to the Company and the Consultant by the American Arbitration Association, or may be persons not on such list as agreed to by the Company and the Consultant. If the Company and the Consultant fail to agree on one or more of the persons to serve as arbitrators within 15 days of delivery of the list as proposed by the American Arbitration Association, then at the request of the Company or the Consultant such arbitrators shall be selected at the discretion of the American Arbitration Association. If the arbitrators shall determine that any arbitration proceeding was commenced by a party frivolously or without any basis, or primarily for the purpose of harassment or delay, the arbitrators may assess such party the cost of such proceedings including reasonable attorneys' fees of the other party. In all other cases, each party to the arbitration proceedings shall bear its own costs and its pro-rata share of its fees and expenses charged by the arbitrators and the American Arbitration Association in connection with any arbitration proceeding. Notwithstanding the foregoing, nothing herein will prevent a party from seeking and obtaining equitable relief



                                       9.

         from a court of competent jurisdiction pending a final decision of the arbitrators and the proper filing of such decision with such court.

         (j) Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Minnesota, without regard to such state's choice of law provisions. Actions or proceedings litigated in connection with this Agreement, if any, shall be venued exclusively in the state and federal courts located in the county of Hennepin, State of Minnesota.

         (k) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one instrument.

                            (signature page follows)



                                      10.

                                 SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement effective as of the day and year first above written.

COMPANY:                                           CONSULTANT:
REDLINE PERFORMANCE PRODUCTS, INC.                 MAVERICK AND COMPANY BUSINESS
                                                   SOLUTIONS, LTD.


By: /s/ Chris Rodewald                            By: /s/ Robert Massey
    --------------------------------                  --------------------------
    Its: Vice President                               Its: President





                                      11.

                                   SCHEDULE A

                            LIST OF PRIOR INVENTIONS
                                       AND
                          ORIGINAL WORKS OF AUTHORSHIP

                                                                                  Identifying Number
               Title                             Date                            or Brief Description
               -----                             ----                            --------------------








NOTICE: Consultant's failure to include information in this Schedule shall be deemed a "NONE" response.

NAME OF CONSULTANT:
                    ----------------------------